===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT,

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): January 14, 1999

                             STERLING VISION, INC.

               (Exact Name of Registrant as Specified in Charter)

         New York                       1-14128                 11-3096941
----------------------------    ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                            1500 Hempstead Turnpike
                          East Meadow, New York 11554
              ---------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (516) 390-2100
                                 --------------
              (Registrant's telephone number, including area code)


===============================================================================

Item 5. Other Event

         On January 14, 1999, the Registrant and the Holders of its Convertible Preferred Stock entered into an Amendment to the Subscription Agreements applicable thereto which served to:

     1. Reduce the conversion price of all shares of Preferred Stock converted on or prior to February 10, 1999, from $5.00 to $4.00; and

     2. For those shares of Preferred Stock converted on or prior to February 10, 1999, eliminate the price protection guaranty provisions previously contained in said Subscription Agreement.

Item 7. Financial Statements and Exhibits

Exhibit No.       Document.
-----------       ---------

10.78 First Amendment to Convertible Preferred Stock and Warrants Subscription Agreement.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STERLING VISION, INC.

                                    By:    /s/Joseph Silver
                                           -------------------------------
                                    Name:  Joseph Silver
                                    Title: Executive Vice President & General
                                           Counsel


Date:    January 19, 1999